FORM 8-K



                       Securities and Exchange Commission

                             Washington, D.C. 20549



                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported) 3/5/97



                                 GLOBALINK, INC.
             (Exact Name of Registrant as specified in its Charter)




      Delaware                          33-60296               54-1473222
 (State or other                   (Commission File          (IRS Employer
  Jurisdiction of                       Number)              Identification
  Incorporation)                                                 Number)




9302 Lee Highway, 12th Floor, Fairfax, Virginia                          22031
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's Telephone Number, including area code: 703-273-5600

Item 4.           Other Events

         On March 5, 1997, the Board of Directors of the Registrant appointed Thomas W. Patterson as a director of the Registrant.

         Mr. Patterson is currently employed as IBM Corporation's Chief Strategist for Electronic Commerce ("eCommerce"). He previously served as a director of the technology consortium, MCC. Mr. Patterson has advised the White House, the United States Congress, various cabinet departments and foreign governments on the subjects of security and eCommerce. Mr. Patterson also served as a member of the team that created the world's first secure Web Browser and server, the Internet's first commercial search engine and the first publicly available Certificate Authority. He has advised multinational organizations and corporations on the subject of facilitating international commerce through technology.

Item 7.           Financial Statements and Exhibits

         (a)      None

         (b)      Exhibits

                  None

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March 20, 1997                   GLOBALINK, INC.



                                           By:      /s/ Harry E. Hagerty, Jr.
                                                    ----------------------------
                                                    Harry E. Hagerty, Jr.
                                                    Chief Executive Officer